STAAR General Bond Fund

(SITGX)

STAAR Short Term Bond Fund

(SITBX)

Supplement Dated July 1, 2019 to the Prospectuses Dated April 30, 2019

The purpose of this supplement is to correct the 80% policy of the STAAR General Bond Fund and the STAAR Short Term Bond Fund (each, a “Fund”). The third paragraph of the Principal Investment Strategies of each Fund’s prospectus is replaced with the following:

Under normal conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities which, the Advisor believes, will generate income without compromising an emphasis on safety of principal. Additionally, under normal conditions, the Fund invests at least 40% of its net assets (including the amount of any borrowings for investment purposes) in securities issued, guaranteed, or otherwise backed by the U.S. government or U.S. government agencies, which may include Federal Deposit Insurance Corporation ("FDIC") backed certificates of deposit ("CDs"). As such, the Advisor believes that under normal conditions, the Fund will tend to produce a lower dividend yield, but a disproportionately greater degree of safety of investment principal, than funds with otherwise similar investment strategies will tend to produce.

You should read this supplement in conjunction with each Fund’s Prospectus, dated April 30, 2019, and retain it for future reference.